UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2018

Vantage Energy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38057	81-5277998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5221 N. O’Connor Boulevard, 11th Floor Irving, TX		75039
(Address of principal executive offices)		(Zip Code)

(972) 432-1440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On November 7, 2018, Vantage Energy Acquisition Corp., a Delaware corporation (the “Company”) held an investor conference call to discuss the proposed transaction between the Company, Vantage Acquisition Operating Company, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company, and QEP Energy Company, a Delaware corporation (“QEP”), as previously announced in the Company’s press release dated November 7, 2018 (such transaction, the “Business Combination”). A transcript of the call is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included herein, regarding the Company’s (either as currently organized or as it may be reorganized in connection with the transactions contemplated herein) proposed acquisition of oil and gas assets from QEP, the Company’s ability to consummate the transaction, the benefits of the transaction and its future financial performance following the transaction, as well as the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to the development, production, gathering and sale of oil and gas. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or gas, global economic conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies, services and qualified personnel, processing volumes and pipeline throughput, and certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, the Company’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions and failure to realize expected value creation from property acquisitions. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Additional Information

In connection with the proposed Business Combination, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with its proposed acquisition of oil and gas assets from QEP. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

Participants in the Solicitation

The Company and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Company stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and the proxy statement and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company stockholders generally, will be set forth in the proxy statement relating to the Business Combination when it becomes available.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description of Exhibits

99.1	Transcript of Investor Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE ENERGY ACQUISITION CORP.

Date: November 7, 2018	By:	/s/ Jeffrey A. Zlotky
	Name:	Jeffrey A. Zlotky
	Title:	Secretary

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